UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2013

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2013, Castle Brands Inc., a Florida corporation (the "Company"), entered into a 5% Convertible Subordinated Note Purchase Agreement (the "Note Purchase Agreement"), by and among the Company and the lending parties set forth on the signature pages attached thereto (the "Purchasers"), which provides for the issuance of an aggregate initial principal amount of $2,125,000 unsecured subordinated notes (the "Convertible Notes") by the Company. The Company intends to use a portion of the proceeds to finance the acquisition of additional bourbon inventory in support of the growth of its Jefferson's bourbon brand.

The Convertible Notes bear interest at a rate of 5% per annum, payable quarterly on March 15, June 15, September 15 and December 15 of each year beginning on December 15, 2013 until their maturity date of December 15, 2018. The Convertible Notes and accrued but unpaid interest thereon are convertible in whole or in part from time to time at the option of the holders thereof into shares of common stock, par value $0.01 per share, of the Company ("Common Stock") at a conversion price of $0.90 per share (the "Conversion Price"). The Convertible Notes may be prepaid in whole or in part at any time without penalty or premium, but with payment of accrued interest to the date of prepayment. The Convertible Notes contain customary events of default, which, if uncured, entitle each noteholder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the Convertible Notes. The issuance of the Convertible Notes is subject to customary closing conditions, including the approval of the NYSE MKT with respect to the listing of the shares of Common Stock issuable upon conversion of the Convertible Notes.

The Purchasers include certain related parties of the Company, including an affiliate of Dr. Phillip Frost ($500,000), a director and principal shareholder of the Company, Mark E. Andrews, III ($50,000), a director of the Company and the Company’s Chairman, an affiliate of Richard J. Lampen ($50,000), a director of the Company and the Company’s President and Chief Executive Officer, an affiliate of Glenn Halpryn ($200,000), a director of the Company, Dennis Scholl ($100,000), a director of the Company, and Vector Group Ltd. ($200,000), a more than 5% shareholder of the Company, of which Richard Lampen is an executive officer and Henry Beinstein, a director of the Company, is a director.

The Company may forcibly convert all or any part of the Convertible Notes and all accrued but unpaid interest thereon if (i) the average daily volume of the Common Stock (as reported on the principal market or exchange on which the Common Stock is listed or quoted for trading) exceeds $50,000 per trading day and (ii) the volume weighted average price of the Common Stock for at least twenty (20) trading days during any thirty (30) consecutive trading day period exceeds 250% of the then-current Conversion Price. Any forced conversion will be applied ratably to the holders of all Convertible Notes issued pursuant to the Note Purchase Agreement based on each holder’s then-current note holdings.

In connection with the Note Purchase Agreement, each Purchaser will be required to execute a joinder to that certain Subordination Agreement, dated as of August 7, 2013 (as amended, the "Subordination Agreement"), by and among Keltic Financial Partners II, LP, a Delaware limited partnership ("Keltic"), and certain other junior lenders to the Company; the Company is not a party to the Subordination Agreement.

The offering of the Convertible Notes was made in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, and there were no underwriting discounts or commissions with respect thereto.

Also on October 21, 2013, in connection with the Company’s execution and delivery of the Note Purchase Agreement, the Company and Castle Brands (USA) Corp., a Florida corporation and a wholly owned subsidiary of the Company ("CB-USA"), entered into a Fourth Amendment, Waiver and Consent (the "Amendment") to that certain Loan and Security Agreement (as amended, the "Loan Agreement"), dated as of August 19, 2011, with Keltic, in order to amend certain terms of the Company’s existing $8,000,000 revolving facility and $4,000,000 term loan with Keltic. The Amendment modifies certain aspects of the EBITDA covenant contained in the Loan Agreement, permits the Company to incur indebtedness in an aggregate original principal amount of $2,150,000 pursuant to the terms of the Note Purchase Agreement and Convertible Notes and permits the Company to make regularly scheduled payments of principal and interest and voluntary prepayments on the Convertible Notes, subject to certain conditions set forth in the Amendment.

In connection with the Amendment, on October 21, 2013, the Company and CB-USA entered into a Reaffirmation Agreement (the "Reaffirmation Agreement") with (i) Keltic, (ii) certain officers of the Company and CB-USA, including John Glover, the Company’s Chief Operating Officer, T. Kelley Spillane, the Company’s Senior Vice President - Global Sales, and Alfred Small, the Company’s Senior Vice President, Chief Financial Officer, Secretary & Treasurer, and (iii) certain junior lenders to the Company, including an affiliate of Dr. Phillip Frost, Mark E. Andrews, III and an affiliate of Richard J. Lampen, which reaffirms the existing Validity and Support Agreements by and among each officer, the Company, CB-USA and Keltic.

The foregoing summary is qualified in its entirety by reference to the text of the Note Purchase Agreement, the Convertible Notes, the Amendment and the Reaffirmation Agreement attached hereto as exhibits 4.1, 4.2, 4.3 and 10.1, respectively, and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as exhibits to this Report on Form 8-K:
4.1 5% Convertible Subordinated Note Purchase Agreement, dated as of October 21, 2013, among the Company and the parties set forth on the signature pages attached thereto.
4.2 Form of 5% Subordinated Convertible Note Due 2018, issued by the Company.
4.3 Fourth Amendment, Waiver and Consent to the Loan and Security Agreement, between the Company, Castle Brands (USA) Corp. and Keltic Financial Partners II, LP, dated as of August 19, 2011 and effective as of October 21, 2013.
10.1 Reaffirmation Agreement, dated as of October 21, 2013, by and among Keltic Financial Partners II, LP, the Company, Castle Brands (USA) Corp., the officers signatory thereto and certain junior lenders to the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

October 25, 2013	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	5% Convertible Subordinated Note Purchase Agreement, dated as of October 21, 2013, among the Company and the parties set forth on the signature pages attached thereto.
4.2	Form of 5% Subordinated Convertible Note Due 2018, issued by the Company.
4.3	Fourth Amendment, Waiver and Consent to the Loan and Security Agreement, between the Company, Castle Brands (USA) Corp. and Keltic Financial Partners II, LP, dated as of August 19, 2011 and effective as of October 21, 2013.
10.1	Reaffirmation Agreement, dated as of October 21, 2013, by and among Keltic Financial Partners II, LP, the Company, Castle Brands (USA) Corp., the officers signatory thereto and certain junior lenders to the Company.